UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

August 23, 2024
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Departure of Chief Accounting Officer and Appointment of Chief Accounting Officer
On August 28, 2024, the Board of Directors of the Company (the “Board”) approved the appointment of John Witek, Interim Chief Financial Officer of the Company, as Chief Accounting Officer of the Company to replace Joseph Catapano effective September 7, 2024. Mr. Catapano informed the Company on August 23, 2024 that he will be leaving the Company effective September 6, 2024. Mr. Witek will assume the responsibilities of the Company’s principal accounting officer, effective September 7, 2024, and will continue to perform the functions of the Company’s principal financial officer. The Board determined that Mr. Witek, an experienced corporate finance executive who has the support of a qualified internal team and expert external consultants, is ideally positioned to fulfill the aforementioned responsibilities and continue to oversee progress with respect to the Company’s strategic priorities. In light of these additional responsibilities, the Company will make a one-time payment to Mr. Witek in the amount of $100,000 on or before September 7, 2024 that is subject to a claw-back if he voluntarily resigns from the Company prior to the end of Q1 2025.
Mr. Witek, age 64, has served as the Company’s Interim Chief Financial Officer since March 2024, and served as the Company’s Head of Global Business Services from February 2023 until March 2024, in which role he was responsible for leading the effort to drive efficiencies and reorganize Finance Shared Services, which provides service across all of the Company’s Business Units and Corporate functions. Previously, Mr. Witek served as the Chief Financial Officer of the Company’s SendTech segment from 2019-2022. Prior to joining Pitney Bowes in January 2019, Mr. Witek served as the Vice President, Global Financial Operations at Concentrix for five years which followed 29 years at IBM in Finance roles with increasing levels of responsibility.
No arrangement or understanding exists between Mr. Witek and any other person pursuant to which Mr. Witek was selected as an officer of the Company. There is no family relationship between any director, executive officer, or person nominated or chosen by the company to become a director or executive officer of the Company and Mr. Witek. Mr. Witek is not a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. In addition, Mr. Witek has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

104	The cover page of Pitney Bowes Inc.'s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Lauren Freeman-Bosworth
Name: Lauren Freeman-Bosworth
Date: August 29, 2024	Title: Executive Vice President, General Counsel and Corporate Secretary